UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 4, 2021

BRAEMAR HOTELS & RESORTS INC.

(Exact name of registrant as specified in its charter)

Maryland	001-35972	46-2488594
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

14185 Dallas Parkway, Suite 1100 Dallas, Texas	75254
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 490-9600

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BHR	New York Stock Exchange
Preferred Stock, Series B	BHR-PB	New York Stock Exchange
Preferred Stock, Series D	BHR-PD	New York Stock Exchange

Item 1.01	Entry into a Material Definitive Agreement.

On February 4, 2021, Braemar Hotels & Resorts Inc. (the “Company”) entered into a Standby Equity Distribution Agreement (the “SEDA”) with YA II PN, Ltd., (“YA”), pursuant to which the Company will be able to sell up to 7,780,786 shares of its common stock (the “Commitment Amount”) at the Company’s request any time during the commitment period commencing on February 4, 2021, and terminating on the earliest of (i) the first day of the month next following the 36-month anniversary of the SEDA or (ii) the date on which YA shall have made payment of Advances (as defined in the SEDA) pursuant to the SEDA for shares of the Company’s common stock equal to the Commitment Amount (the “Commitment Period”). Other than with respect to the Initial Advance (as defined below) the shares sold to YA pursuant to the SEDA would be purchased at 95% of the Market Price (as defined below) and would be subject to certain limitations, including that YA could not purchase any shares that would result in it owning more than 4.99% of the Company’s common stock. “Market Price” shall mean the lowest daily VWAP (as defined below) of the Company’s common stock during the 5 consecutive trading days commencing on the trading day following the date the Company submits an advance notice to YA. “VWAP” means, for any trading day, the daily volume weighted average price of the Company’s common stock for such date on the principal market as reported by Bloomberg L.P. during regular trading hours.

At any time during the Commitment Period the Company may require YA to purchase shares of the Company’s common stock by delivering a written notice to YA setting forth the Advance Shares (as defined in the SEDA) that the Company desires to issue and sell to YA (the “Advance Notice”). The Company may deliver an Advance Notice for an initial Advance for up to 1,200,000 Advance Shares (the “Initial Advance”). The preliminary purchase price per share for such shares shall be 100% of the average daily VWAP for the 5 consecutive trading days immediately prior to the date of the Advance Notice (the “Preliminary Purchase Price”). Promptly after delivering the Advance Notice, the Company will cause its transfer agent to electronically transfer the number of shares agreed to be purchased in the Initial Advance (the “Preliminary Closing Date”) and YA will pay the Company an amount in cash equal to the Preliminary Purchase Price multiplied by the number of shares in such Advance Notice (the “Preliminary Proceeds”). The final purchase price will be equal to the greater of (a) 100% of the lowest daily VWAP during the 15 consecutive trading days commencing on the trading day immediately following the Preliminary Closing Date (the “Initial Advance Pricing Period”) and (b) 90% of the average of the daily VWAPs for each trading day during the Initial Advance Pricing Period (the “Final Purchase Price”). As soon as possible following the conclusion of the Initial Advance Pricing Period, YA shall deliver to the Company a written document setting forth (A) the Final Purchase Price, (B) an amount equal to the number of shares set forth in the Advance Notice multiplied by the Final Purchase Price (the “Final Proceeds”), and (C) a report by Bloomberg, L.P. indicating the VWAP for each of the trading days during the Initial Advance Pricing Period. If the Final Proceeds are greater than the Preliminary Proceeds, then YA shall pay to the Company in cash the difference between the Final Proceeds and the Preliminary Proceeds. If the Final Proceeds are less than the Preliminary Proceeds, the Company shall transfer to YA additional shares in an amount equal to the quotient obtained by dividing the Preliminary Proceeds by the Final Purchase Price and subtracting from that quotient the number of shares set forth in the Advance Notice for the Initial Advance.

Pursuant to the SEDA, we are required to register all shares which YA may acquire and the Company shall file with the Securities and Exchange Commission a prospectus supplement to the Company’s prospectus, dated May 17, 2018, filed as part of the Company’s effective shelf registration statement on Form S-3, as amended, File No. 333-223799, registering all of the shares of the Company’s common stock that are to be offered and sold to YA pursuant to the SEDA.

Pursuant to the SEDA, we currently intend to use the net proceeds from any sale of the shares for working capital purposes, including the repayment of outstanding debt. There are no other restrictions on future financing transactions. The SEDA does not contain any right of first refusal, participation rights, penalties or liquidated damages. We are not required to pay any additional amounts to reimburse or otherwise compensate YA in connection with the transaction except for a $10,000 structuring fee.

YA has agreed that neither it nor any of its affiliates shall engage in any short-selling or hedging of the Company’s common stock, subject to certain limited exceptions.

The foregoing is a summary description of certain terms of the SEDA. For a full description of all terms, please refer to the copy of the SEDA that is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. All readers are encouraged to read the entire text of the Purchase Agreement.

The Company is filing the opinion of its counsel, Hogan Lovells US LLP, regarding the validity of the shares issued pursuant to the SEDA, as Exhibit 5.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(d)            Exhibits

Exhibit No.	Description
5.1	Opinion of Hogan Lovells US LLP

10.1	Standby Equity Distribution Agreement, dated as of February 4, 2021, by and between Braemar Hotels & Resorts Inc. and YA II PN, Ltd.

23.1	Consent of Hogan Lovells US LLP (contained in Exhibit 5.1)

104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRAEMAR HOTELS & RESORTS INC.

By:	/s/ Robert G. Haiman
Robert G. Haiman
Executive Vice President, General Counsel & Secretary

Date: February 4, 2021